                                                                    Exhibit 99.1

STRUCTURED ADJUSTABLE RATE MORTGAGE LOAN TRUST, SERIES 2004-15 - STACK
PRICE/YIELD

Settle
First Payment

                              25
                  A
Price                    103.875
              Price    103.87500
              Yield         2.95
                WAL         3.24
           Mod Durn         2.93
   Principal Window      Oct04 -
                           Jan20
          LIBOR_1MO         1.84
          LIBOR_6MO         2.12
             Prepay       25 CPR
Optional Redemption     Call (Y)